UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

Stoke Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38938	47-1144582
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Wiggins Ave
Bedford, Massachusetts		01730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 430-8200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	STOK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 18, 2025, Stoke Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2024. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 5.02 Departure of Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2025, Dr. Edward Kaye, M.D., 75, the Company’s Chief Executive Officer (“CEO”) and a director, informed the Company’s Board of Directors (the “Board”) of his intention to step down from his position as the Company’s CEO, effective March 19, 2025 (the “Transition Date”). Dr. Kaye will continue to serve as an advisor and a non-executive member of the Board following the Transition Date. In connection with his transition, Dr. Kaye entered into a Transition and Separation Agreement (the “Transition Agreement”). Subject to Dr. Kaye’s execution of a general release of claims and the terms of the Transition Agreement, Dr. Kaye will be entitled to receive payment of his current annual salary of $680,214 for 12 months and the amount of COBRA premiums he would be required to pay to maintain group healthcare coverage as in effect on the Transition Date for 12 months. His existing equity awards will continue to vest as long as he is providing services as a member of the Board or as an advisor to the Company.

Effective as of the Transition Date, the Board appointed Ian F. Smith, 59, a director on the Board, to succeed Dr. Kaye as Interim Chief Executive Officer (“Interim CEO”). Mr. Smith will also remain a member of the Board.

Mr. Smith has served as a member of our Board of Directors since September 2023 and prior to that served as a consultant since June 2023. Mr. Smith is the Chair of the Board of Directors for Rivus Pharmaceutical, a position he has held since September 2023 and is Executive Chair of the Board of Directors of Solid Biosciences, which position he has held since April 2020. Mr. Smith also serves as a Senior Advisor to Bain Capital Life Sciences, which position he has held since January 2021. He has also served as a member of the Board of Directors of Foghorn Therapeutics since April 2021, Alkeus Therapeutics since 2022, iVexSol Inc. since 2023, and Odyssey Therapeutics since 2024. Prior to his current roles, Mr. Smith served as Executive Chair of the Board of Directors of Viacyte, a private biotechnology company, from July 2019 to September 2022. He was Executive Vice President and Chief Operating Officer of Vertex Pharmaceuticals, from September 2017 to January 2019, and, before that, served as Chief Financial Officer from October 2001 to September 2017. Mr. Smith holds a B.A. with honors in accounting and finance from Manchester Metropolitan (UK).

There are no arrangements or understandings between Mr. Smith and any other persons, pursuant to which he was appointed as Interim CEO and principal executive officer, no family relationships among any of the Company’s directors or executive officers and Mr. Smith and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On March 16, 2025, in connection with Mr. Smith’s appointment as Interim CEO, the Board approved an Interim Chief Executive Officer Agreement (the “Interim CEO Agreement”), which includes a one-time stock option grant of 238,420 shares that will vest in equal monthly installments over 12 months from the grant date, and have an exercise price which is equal to the closing price of the Company’s common stock on the grant date of the options.

Also in connection with Dr. Kaye’s transition, effective as of the Transition Date, the Board appointed Arthur Tzianabos, 61, currently Chair of the Board, as Interim Executive Chair of the Board. Dr. Tzianabos will support Mr. Smith and Dr. Kaye through the transition and lead the search for a permanent Chief Executive Officer. While serving as Interim Executive Chair, Dr. Tzianabos will no longer serve as a member of the Board’s Audit Committee or Compensation Committee. The Board has appointed Art Levin to serve on the Audit Committee in Dr. Tzianabos’ place. In connection with Dr. Tzianabos’ appointment as Interim Executive Chair, on March 16, 2025, the Board approved an Interim Executive Chair Agreement (the “Interim Executive Chair Agreement”), which includes a one-time stock option grant of 122,651 shares that will vest in equal monthly installments over 12 months from the grant date, and have an exercise price which is equal to the closing price of the Company’s common stock on the grant date of the options.

Mr. Smith and Dr. Tzianabos are each also party to the Company’s standard form of indemnification agreement. The form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the SEC on June 7, 2019, and incorporated by reference herein.

The foregoing descriptions of the Transition Agreement, the Interim CEO Agreement and the Interim Executive Chair Agreement are qualified in their entirety by reference to the Transition Agreement, the Interim CEO Agreement and the Interim Executive Chair Agreement a copy of each of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2025.

Item 7.01 Regulation FD Disclosure.

On March 18, 2025, the Company issued a press release announcing Dr. Kaye’s transition. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Stoke Therapeutics, Inc. regarding its full year 2024 financial results, dated March 18, 2025
99.2	Press release issued by Stoke Therapeutics, Inc., dated March 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOKE THERAPEUTICS, INC.

Date:	March 18, 2025	By:	/s/ Thomas E. Leggett
Thomas E. Leggett Chief Financial Officer